SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                February 28, 1999

                       THE FIRST NATIONAL BANK OF ATLANTA
                       ----------------------------------
             (Exact name of Registrant as specified in its charter)
              (Originator of the Wachovia Credit Card Master Trust)

  UNITED STATES                      33-95714                 22-2716130
  UNITED STATES                     33-99442-01               22-2716130
  -------------                     -----------               ----------
 (State or other                   (Commission           (I.R.S. Employer
 Jurisdiction of                   File Number)          Identification No.)
  Incorporation)

                                  77 Read's Way
                          New Castle Corporate Commons
                           New Castle, Delaware 19720
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (302) 323-2359

                         Exhibit Index appears on Page 4


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ITEM 5.  OTHER EVENTS
         The Registrant hereby incorporates by reference the information contained in Exhibit 28 hereto in response to this Item 5.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

                   (c)  Exhibits
                   28.1  Monthly Servicer's Certificate - February 28, 1999
                   28.2  Monthly Series 1995-1 Certificateholders' Statement -
                         February 28, 1999

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       THE FIRST NATIONAL BANK OF ATLANTA
                                  (Registrant)
              (Originator of the Wachovia Credit Card Master Trust)



            Dated: March 24, 1999              By:  Donald K. Truslow
                                               Title:  Executive Vice President,
                                                       Comptroller and Treasurer


                                     Page 3
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

                                     INDEX TO EXHIBITS

                                  SEQUENTIALLY
     EXHIBIT                                                                                NUMBERED
      NUMBER                                    EXHIBIT                                     PAGES

       28.1        Monthly Servicer's Certificate - February 28, 1999                        1-7
       28.2        Monthly Series 1995-1 Certificateholders' Statement - February 28, 1999  1-10



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